UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 12, 2001
Date of Report (Date of earliest event reported)

PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

890 Faulstich Court
San Jose, CA 95112
(Address of principal executive offices, including zip code)

(408) 453-8840
(Registrant’s telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

      This Form 8-K/A is being filed to amend the Form 8-K filed with the Commission on January 29, 2001 by Portola Packaging, Inc. (“Portola”), a Delaware corporation, to include the financial statements and pro forma financial information referred to in Item 7 of this Form 8-K/A, relating to the acquisition by Northern Engineering and Plastics Corporation, a Delaware corporation and a wholly-owned subsidiary of Portola, of substantially all of the assets of Consumer Cap Corporation (“Consumer”), a Pennsylvania corporation. The acquisition closed on January 12, 2001. Except as set forth in Item 7 below, no other changes have been or are being made to the disclosures already included in the report of Portola on Form 8-K filed with the Commission on January 29, 2001.

Item 7.  Financial Statements and Exhibits

      (a)  Financial statements of businesses acquired.

Attached as Exhibits 99.1 and 99.2 are the following items:

i)	The audited balance sheet of Consumer as of November 30, 2000, and the related statements of operations, shareholders’ deficit and cash flows for the eleven-month period ended November 30, 2000, and Report of Independent Accountants of PricewaterhouseCoopers LLP with respect thereto.

ii)	The unaudited condensed statements of operations and cash flows of Consumer for the three-month periods ended November 30, 2000 and 1999.

      (b)  Pro Forma financial information.

Attached as Exhibit 99.3 are the following items:

i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 2000.

ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended August 31, 2000.

iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three-month period ended November 30, 2000.

iv)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

      (c)  Exhibits.

2.01	Asset Purchase Agreement, dated as of January 12, 2001, by and among Portola, Consumer, the shareholders of Consumer and certain other third parties, incorporated herein by reference to exhibit 2.01 to Portola’s report on Form 8-K as filed with the Commission on January 29, 2001.

23.01	Consent of Independent Accountants

99.1	The audited balance sheet of Consumer as of November 30, 2000, and the related statements of operations, shareholders’ deficit and cash flows for the eleven-month period ended November 30, 2000, and Report of Independent Accountants of PricewaterhouseCoopers LLP with respect thereto. (filed herewith)

99.2	The unaudited condensed statements of operations and cash flows of Consumer for the three-month periods ended November 30, 2000 and 1999. (filed herewith)

99.3	Unaudited pro forma condensed consolidated financial statements. (filed herewith)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc. a Delaware corporation

Date: March 30, 2001	By: /s/ Dennis L. Berg Dennis L. Berg, Vice President and Chief Financial Officer

INDEX TO EXHIBITS

2.01	Asset Purchase Agreement, dated as of January 12, 2001, by and among Portola, Consumer, the shareholders of Consumer and certain other third parties, incorporated herein by reference to exhibit 2.01 to Portola’s report on Form 8-K as filed with the Commission on January 29, 2001.

23.01	Consent of Independent Accountants

99.1	The audited balance sheet of Consumer as of November 30, 2000, and the related statements of operations, shareholders’ deficit and cash flows for the eleven-month period ended November 30, 2000, and Report of Independent Accountants of PricewaterhouseCoopers LLP with respect thereto. (filed herewith)

99.2	The unaudited condensed statements of operations and cash flows of Consumer for the three-month periods ended November 30, 2000 and 1999. (filed herewith)

99.3	Unaudited pro forma condensed consolidated financial statements. (filed herewith)

5